Exhibit 10.5

JOINDER AGREEMENT
October 14, 2016

Reference is made to that certain Credit Agreement, dated as of August 23, 2016 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among Westlake Chemical Corporation, the other Borrowers referred to therein, the Guarantors referred to therein, the Lenders party thereto, the Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

NOW, THEREFORE, the Administrative Agent and the entities listed on Schedule I hereof (each, a “New Guarantor” and collectively, the “New Guarantors”) each in its capacity as a Guarantor, hereby agrees as follows:

1.    Joinder as Guarantor. In accordance with Section 5.10(a) of the Credit Agreement, each New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor, but in any event subject to the same terms, provisions and limitations set forth in Article XI of the Credit Agreement. Each New Guarantor hereby agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor. Each reference to a Guarantor in the Credit Agreement shall be deemed to include each New Guarantor.

2.     Representations and Warranties. Each New Guarantor represents and warrants that each of the representations and warranties set forth in the Credit Agreement and applicable to the undersigned is true in all material respects on and as of the date hereof, except to the extent any such representation and warranty (i) expressly relates to an earlier date in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects.

4.    Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.     Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart of this Joinder Agreement.

6.    No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

7.     Notices. All notices, requests and demands to or upon each New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 9.01 of the Credit Agreement.

8.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

LAGOON LLC
AXIALL CORPORATION
AXIALL HOLDCO, INC.
AXIALL NOTECO, INC.
AXIALL OHIO, INC.
AXIALL, LLC
EAGLE HOLDCO 3 LLC
EAGLE NATRIUM LLC
EAGLE PIPELINE, INC.
EAGLE SPINCO INC.
EAGLE US 2 LLC
GEORGIA GULF LAKE CHARLES, LLC
PHH MONOMERS, LLC
PLASTIC TRENDS, INC.
ROME DELAWARE CORPORATION
ROYAL BUILDING PRODUCTS (USA) INC.
ROYAL PLASTICS GROUP (U.S.A.) LIMITED
ROYAL WINDOWS AND DOOR PROFILES PLANT 13 INC.
ROYAL WINDOWS AND DOOR PROFILES PLANT 14 INC.

as Guarantors

By:    /s/ Albert Chao
Name: Albert Chao
Title: President

[Signature Page to Joinder of New Guarantors]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ John Kushnerick
Name: John Kushnerick
Title: Executive Director

[Signature Page to Joinder of New Guarantors]

Schedule I
New Guarantors

LAGOON LLC
AXIALL CORPORATION
AXIALL HOLDCO, INC.
AXIALL NOTECO, INC.
AXIALL OHIO, INC.
AXIALL, LLC
EAGLE HOLDCO 3 LLC
EAGLE NATRIUM LLC
EAGLE PIPELINE, INC.
EAGLE SPINCO INC.
EAGLE US 2 LLC
GEORGIA GULF LAKE CHARLES, LLC
PHH MONOMERS, LLC
PLASTIC TRENDS, INC.
ROME DELAWARE CORPORATION
ROYAL BUILDING PRODUCTS (USA) INC.
ROYAL PLASTICS GROUP (U.S.A.) LIMITED
ROYAL WINDOWS AND DOOR PROFILES PLANT 13 INC.
ROYAL WINDOWS AND DOOR PROFILES PLANT 14 INC.